 SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of
          the Commission Only (as
          permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]	Fee paid previously with preliminary materials

[ ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11 (a)(2)  and identify the filing for which the  offsetting fee was  paid  previously.  Identify  the  previous  filing by  Registration
Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:-----------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:	-------------------------------

(3) Filing Party:	---------------------------------------------------------------------------

(4) Date Filed:	____________________________________________

September 7, 2009

To Our Shareholders:

A Special Meeting of the Shareholders of FPB Bancorp, Inc. will be held at the Holiday Inn, 10120 South Federal Highway, Port St. Lucie, Florida 34952 on Tuesday, October 6, 2009, at 10:00 a.m. local time.

The Notice of the Special Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Special Meeting: primarily the consideration of amendments to our Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 25,000,000 and the number of authorized shares of preferred stock from 1,000,000 to 2,000,000.

Regardless of the number of shares that you own, your vote is important. Please sign and date the enclosed Proxy Card or voting instruction form promptly and return it in the postage-paid envelope which has been provided. If you prefer to vote in person at the Special Meeting, you will be given that opportunity, as well.

On behalf of the Board of Directors and our employees, we look forward to seeing you at the Special Meeting.

 Under new rules promulgated by the Securities and Exchange Commission, FPB Bancorp, Inc. is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information as of the date the proxy materials are first sent our shareholders at http://www.cfpproxy.com/5231, which does not have “cookies” that identify visitors to the site: Notice of the Special Meeting of Shareholders; Proxy Statement for the Special Meeting of Shareholders; Proxy Statement for 2009 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2008.

On behalf of the Board of Directors and all the employees of FPB Bancorp, Inc. and First Peoples Bank, we look forward to seeing you at the Annual Meeting.

                               Sincerely,

Gary A. Berger                                                                                           David W. Skiles
Chairman of the Board                                                                                              Chief Executive Officer and President

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON OCTOBER 6, 2009

A Special Meeting of the Shareholders of FPB Bancorp, Inc. (“Special Meeting”) will be held at the Holiday Inn, 10120 South Federal Highway, Port St. Lucie, Florida 34952 on Tuesday, October 6, 2009, at 10:00 a.m. local time to consider the following items:

1.	An amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 25,000,000;

2.	An amendment to our Articles of Incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000;

3.	Adjournment of the Special Meeting to solicit additional proxies in the event there are not sufficient votes to approve either of the foregoing items; and

All holders of record of shares of FPB Bancorp, Inc., at the close of business on August 31, 2009, are entitled to vote at the Special Meeting and any adjournments thereof.

By Order of the Board of Directors,
David W. Skiles
Chief Executive Officer and President

Port St. Lucie, Florida
September 7, 2009

FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

 – PROXY STATEMENT –

We are providing these proxy materials in connection with the solicitation by the Board of Directors of FPB Bancorp, Inc. (“FPB”) of proxies to be voted at a Special Meeting of Shareholders, or at any adjournment thereof (“Special Meeting”). This Proxy Statement is first being mailed to shareholders on or about September 7, 2009.

GENERAL INFORMATION

Where and when is the Special Meeting being held?

•	Tuesday, October 6, 2009
•	10:00 a.m. local time
•	Holiday Inn
10120 South Federal Highway
Port St. Lucie, Florida 34952

Who is entitled to vote at the Special Meeting and what constitutes a quorum?

The close of business on August 31, 2009, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Special Meeting, and any adjournment thereof. As of August 31, 2009, there were 2,058,047 shares of FPB common stock outstanding which were held by approximately 1,400 shareholders.

What are the voting rights of our shareholders?

In accordance with Florida law, Proposal 1, the amendment of our Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 25,000,000 and Proposal 2, the amendment of our Articles of Incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000, both require the affirmative vote of the holders of a majority of our outstanding shares of common stock. Proposal 3, adjournment of the Special Meeting, may be adopted by the affirmative vote of a majority of the votes cast. A shareholder may abstain with respect to any item submitted for shareholder approval. Abstentions will be counted as being present for purposes of determining the existence of a quorum, but will not be counted as voting in favor of any proposal brought before the Special Meeting. Therefore, an abstention as to either Proposal 1 or Proposal 2, the amendments of our Articles of Incorporation, will have the same effect as a vote against that proposal.

If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. Proposal 1 and Proposal 2, the amendments to our Articles of Incorporation are each considered non-routine.

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If you own shares through a brokerage firm in “street name,” you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your broker on how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, dating, signing, and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

Who can attend our Special Meeting?

If you own common stock of record, you may attend the Special Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Special Meeting, but in order to vote your shares at the Special Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy.

We encourage you to vote your shares in advance of the Special Meeting by one of the methods we have described, even if you plan to attend the Special Meeting, so that we will be able to determine if a quorum is present. You may change or revoke your proxy at the Special Meeting in the manner described below even if you have already voted.

Can I change my vote after I mail my Proxy Card?

You may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Special Meeting and voting in person. If your shares are held through a brokerage firm, you may change or revoke previously given voting instructions by contacting your brokerage firm, or by obtaining a legal proxy from the brokerage firm, and voting in person at the Special Meeting.

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

BENEFICIAL STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDER,
DIRECTORS AND EXECUTIVE OFFICERS

Our common stock is quoted on the Nasdaq Capital Market under the symbol “FPBI.” The following table contains information regarding the only shareholder known to us to be the beneficial owner of 5% or more of the outstanding shares of FPB common stock as of the record date.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Alfred J. Cinque P.O. Box 2411 Palm Beach, Florida 33480-2411	181,150	*	9.40%
                                                             ___________
                                                                    * As disclosed in a Schedule 13G filed with the Securities and Exchange Commission on March 15, 2007.

The following table contains information regarding the beneficial ownership of FPB common stock of each director and non-director executive officer as of August 15, 2009. The number and percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire through the exercise of stock options.

Name	Number of Shares Owned (4)		Right to Acquire(5)		% of Beneficial Ownership (14)
Nancy E. Aumack(1)	17,331	(6)	10,676		1.35%
Gary A. Berger(2)	32,039	(7)	8,771		1.97
Donald J. Cuozzo(2)	51,892	(8)	14,032		3.18
Ann L. Decker(2)	17,875		2,925		1.01
Timothy K. Grimes(2)	17,340		2,000		0.94
John S. Leighton, III(2)	32,000	(13)	2,000		1.65
Paul J. Miret(2)	39,456	(9)	12,282		2.50
Marge Riley(1)	26,639	(10)	17,043	(10)	2.11
Robert L. Schweiger(2)	79,074		5,918		4.12
Robert L. Seeley(2)	12,076	(11)	872		0.63
David W. Skiles(3)	55,305		26,537		3.93
William V. West(1)	25,525		8,525		1.65
Paul A. Zinter(2)	33,885	(12)	11,418		2.19
All directors and executive officers as a group (13 individuals)	440,437		122,999		25.83%

(1)	Executive Officer only.
(2)	Director only.
(3)	Director and Executive Officer.
                       _______________________________________
                        (footnotes to continue on next page)

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

(4)	Includes shares for which the named person:
▪	has sole voting power and investment power;
▪	has shared voting and investment power with a spouse; or
▪	holds in an IRA or other retirement plan; but does not include shares that may be acquired by exercising stock options.
(5)	Includes shares that may be acquired by exercising stock options that are vested or will vest within the next 5 years.
(6)	Includes 1,354 shares owned by Ms. Aumack’s spouse in trust and 67 shares owned by Ms. Aumack’s Spouse in an Employee Stock Ownership Plan (ESOP).
(7)	Includes 4,130 shares owned by a related business interest of Mr. Berger’s.
(8)	Includes 6,019 shares owned by Mr. Cuozzo’s spouse’s IRA.
(9)	Includes 6,063 shares owned by Mr. Miret’s spouse’s IRA.
(10)	Includes 6,320 shares and 6,016 options owned by Ms. Riley’s spouse.
(11)	Includes 400 shares owned by Mr. Seeley’s spouse and 11,675 owned by Mr. Seeley’s spouse in trust.
(12)	Includes 3,528 shares owned by Mr. Zinter’s spouse’s Keough Plan.
(13)	These shares are owned by a related business interest of Mr. Leighton’s.
(14)
Shares are deemed to be “beneficially owned” if a person has sole or shared power to vote or to direct the voting of shares or the power to dispose, or to direct the disposition of shares, or if a person has the right to acquire such power within the next 60 days.

PROPOSAL 1 – ADOPTION OF AN AMENDMENT TO OUR
ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM 5,000,000 TO 25,000,000

On August 19, 2009, our Board of Directors unanimously approved a resolution recommending that Article III, Section 1 of FPB’s Articles of Incorporation be amended to increase the number of shares of our authorized common stock to 25,000,000 shares from 5,000,000 shares, subject to the approval of our shareholders. Adoption of such an amendment requires the approval of the holders of a majority of our common shares outstanding.

General

This proposal would amend Article III, Section 1 of our Articles of Incorporation to read as follows with respect to total shares of capital and common stock authorized:

                           ARTICLE III – CAPITAL STOCK

Section 1 – Classes of Stock: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 26,000,000 (or 27,000,000, depending on the adoption of Proposal 2), consisting of:

A.25,000,000 shares of common stock, par value, one cent ($0.01) per share (“Common Stock”); and

    The remainder of Article III will not be amended by this proposed amendment and will remain unchanged unless Proposal 2 is also adopted.

The following table illustrates the effect the proposed amendment would have on the number of shares of common stock available for issuance, if the amendment is adopted.

	As of August 31, 2009	If Amendment is Adopted

Common Shares Authorized	5,000,000	25,000,000
Common Shares Issued and Outstanding	2,058,047	2,058,047
Common Shares Reserved for Issuance(*)	377,560	377,560
Common Shares Available for Issuance	2,564,393	22,564,393
                _____________________
                 (*) Pursuant to outstanding warrants or reserved under stock option plans.

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

Reasons for this Proposal

To provide the Company with greater flexibility to raise capital in the current economic environment, the proposed amendment would increase the number of authorized shares of common stock by 20,000,000 shares to 25,000,000 shares.

FPB’s subsidiary, First Peoples Bank, has entered into a memorandum of understanding, which is an informal agreement with the bank regulatory agencies, in which it agreed to move in good faith to increase its Tier 1 Leverage Capital Ratio to 8% and its Total Risk Based Capital Ratio to 11% by the end of 2009 and maintain these higher ratios for as long as the memorandum is in effect. To meet these requirements, the additional shares of common stock would be available for sale to the public, or to private investors (subject to any requirement for shareholder approval required by Nasdaq rules), for additional capital. In order to have the ability to raise additional capital, the current 2,564,393 authorized but unissued and unreserved shares of common stock may be insufficient to comply with the memorandum, to support our future growth, or to meet FPB’s future and present capital needs under current market conditions.

The Board of Directors has determined that the proposed amendment to FPB’s Articles of Incorporation is desirable and in our shareholders’ best interest, since it would provide us additional flexibility by increasing the authorized number of shares of common stock for issuance from time to time for corporate purposes. Such purposes include providing additional shares of common stock or preferred stock for public offerings of our stock, private placements of our stock, acquisitions of other financial institutions, stock splits or dividends, employee benefit plans, as well as other uses.

Potential Changes in Control

The increase in the authorized number of shares of common stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law and Nasdaq listing rules) be issued in one or more transactions that could make a change of control of FPB more difficult and, therefore, more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of FPB by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some shareholders. The Board of Directors has not proposed this amendment for anti-takeover purposes and, as described below, subsequent shareholder approval will be required for most transactions which would constitute a change in control.

Potential Effects of the Amendment

Adoption of the amendment of our Articles of Incorporation would not affect the rights of the holders of currently outstanding common stock or preferred stock. If additional authorized shares of common stock are issued, our existing shareholders could, depending upon the price realized, experience dilution of earnings per share and voting power. When and if additional shares of our common stock are issued, such new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share on all matters and to participate in dividends when and to the extent declared and paid.

The proposed amendment, if adopted, will ensure that we will continue to have an adequate number of authorized and unissued shares of common stock available for future use as described above.

Subsequent Shareholder Approval

The issuance of shares of common stock, or shares of preferred stock convertible into shares of common stock, could have possible anti-takeover effects. However, if an amount of shares of common stock in excess of 20% of our outstanding shares are to be sold and issued in an offering not made generally available to the public, in connection with certain acquisitions of another company’s stock or assets, or as equity compensation for our officers, directors, employees or consultants, Nasdaq listing rules require that we obtain shareholder approval prior to issuing such shares. Similarly, if an issuance of common stock would effect a change in control of FPB, Nasdaq rules and Florida law will also require shareholder approval prior to such issuance.

The Board of Directors Unanimously Recommends that Shareholders Vote “FOR”
the Amendment of the Articles of Incorporation to Increase the
Number of Authorized Shares of Common Stock from 5,000,000 to 25,000,000.

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

PROPOSAL 2 – ADOPTION OF AN AMENDMENT TO OUR
ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF PREFERRED STOCK FROM 1,000,000 TO 2,000,000

On August 19, 2009, our Board of Directors unanimously approved a resolution recommending that Article III, Section 1 of FPB’s Articles of Incorporation be amended to increase the number of shares of our authorized preferred stock to 2,000,000 from 1,000,000, subject to the approval of our shareholders. Adoption of such an amendment requires the approval of the holders of a majority of our common shares outstanding.

General

This proposal would amend Article III, Section 1 of our Articles of Incorporation to read as follows with respect to total shares of capital and preferred stock authorized:

ARTICLE III – CAPITAL STOCK

Section 1 – Classes of Stock: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 7,000,000 (or 27,000,000, depending on the adoption of Proposal 1), consisting of:

…

B.	2,000,000 shares of preferred stock, par value one cent ($0.01) per share (“Preferred Stock”)

         The remainder of Article III will not be amended by this proposed amendment and will remain unchanged unless Proposal 1 is also adopted.

 The following table illustrates the effect the proposed amendment would have on the number of shares of preferred stock available for issuance, if the amendment is adopted.

	As of August 31, 2009	If Amendment is Adopted

Preferred Shares Authorized	1,000,000	2,000,000
Preferred Shares Issued and Outstanding	5,800	5,800
Preferred Shares Reserved for Issuance	0	0
Preferred Shares Available for Issuance	994,200	1,994,200

Reasons for this Proposal

To provide the Company with greater flexibility to raise capital in the current economic environment, the proposed amendment would increase the number of authorized shares of preferred stock by 1,000,000 to 2,000,000 shares.

The additional shares of preferred stock would be available for sale to the public, or to private investors, for additional capital in order to comply with the terms of the memorandum of understanding. In order to raise additional capital, the current 994,200 authorized and unissued shares of preferred stock may be insufficient to support our future growth and capital needs under current market conditions.

The Board of Directors has determined that the proposed amendment to our Articles of Incorporation is desirable and in our shareholders’ best interest, since it would provide us additional flexibility by increasing the authorized number of shares of preferred stock available for issuance from time to time for corporate purposes. Such purposes include providing additional shares of preferred stock for private placements of our stock, public offerings of our stock, as well as other permitted uses.

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

Potential Changes in Control

The increase in the authorized number of shares of preferred stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law and Nasdaq listing rules) be issued in one or more transactions that could make a change of control of FPB more difficult and, therefore, more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of FPB by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some shareholders. The Board of Directors has not proposed this amendment for anti-takeover purposes and, as described below, subsequent shareholder approval will be required for most transactions which would constitute a change in control.

Potential Effects of the Amendment

Adoption of the amendment of our Articles of Incorporation to increase the number of authorized shares of preferred stock would not affect the rights of the holders of currently outstanding common stock or preferred stock. When and if additional shares of our preferred stock are issued, such new shares would have the rights, preferences and limitations as determined by the Board of Directors.

The proposed amendment, if adopted, will ensure that we will continue to have an adequate number of authorized and unissued shares of preferred stock available for future use as described above.

Subsequent Shareholder Approval

The issuance of shares of preferred stock convertible into shares of common stock could have possible anti-takeover effects. However, if shares of preferred stock convertible into an amount of shares of common stock in excess of 20% of our outstanding shares are to be sold and issued in an offering not made generally available to the public, in connection with certain acquisitions of another company’s stock or assets, or as equity compensation for our officers, directors, employees or consultants, Nasdaq listing rules require that we obtain shareholder approval prior to issuing such shares. Similarly, if an issuance of preferred stock would effect a change in control of FPB, Florida law will also require shareholder approval prior to such issuance.

The Board of Directors Unanimously Recommends that Shareholders Vote “FOR”
the Amendment of the Articles of Incorporation to Increase the
Number of Authorized Shares of Preferred Stock from 1,000,000 to 2,000,000.

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

PROPOSAL 3 - ADJOURNMENT OF SPECIAL MEETING

The Board of Directors seeks your approval to adjourn the Special Meeting in the event that there are insufficient votes at the Special Meeting to approve Proposal 1 or Proposal 2. A number of our shares of common stock are held in “street name,” therefore it can take longer for some of our shareholders to receive proxy solicitation materials and to return their proxy cards. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Special Meeting.

The Board of Directors Unanimously Recommends that Shareholders Vote “FOR” the Approval of the Adjournment of the Special Meeting.

NEW BUSINESS

According to Florida law and our Bylaws, the only business that may be considered at a Special Meeting is that which is contained in the notice of such meeting. Therefore, only Proposal 1, Proposal 2 and Proposal 3 will be considered at the Special Meeting and no other business will be presented for consideration at the Special Meeting.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for the 2009 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at our corporate headquarters at 1301 Southeast Port St. Lucie Boulevard, Port St. Lucie, Florida 34952, on or before November 11, 2009. To be included in our proxy materials, proposals must comply with the SEC’s proxy rules as provided in17 C.F.R. Section 240.14a-8.

SOLICITATION OF PROXIES

The cost of soliciting proxies on behalf of the Board of Directors for the Special Meeting will be borne by FPB. Proxies may be solicited by directors, officers, or our other employees, in person, or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. Because of the number of our shares that are held in street name, FPB has retained Regan & Associates, Inc., to aid in the solicitation of shareholders, brokers, banks, and other institutional investors for an estimated fee of $9,500.

AVAILABILITY OF OTHER INFORMATION

FPB currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.) with the Securities and Exchange Commission (“SEC”). These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. Information filed by FPB is also available for review on this website. The address of the website is www.sec.gov.

 Under new rules promulgated by the SEC, FPB Bancorp, Inc. is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information as of the date the proxy materials are first sent our shareholders at http://www.cfpproxy.com/5231, which does not have “cookies” that identify visitors to the site: Proxy Statement for the Special Meeting; Proxy Statement for 2009 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2008.

FPB Bancorp, Inc.                                                                                                              September 7, 2009

  FPB BANCORP, INC. ● PROXY STATEMENT
1301 S.E. Port St. Lucie Boulevard ● Port St. Lucie, Florida 34952

REVOCABLE PROXY
SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of FPB Bancorp, Inc. (“FPB”), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of FPB which the undersigned may be entitled to vote at a Special Meeting of Shareholders to be held at the Holiday Inn, 10120 South Federal Highway, Port St. Lucie, Florida 34952 on Tuesday, October 6, 2009, at 10:00 a.m. local time, and at any and all adjournments thereof.

The undersigned shareholder of FPB may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of FPB a written notice of revocation, by delivering to FPB a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL I: An amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 5,000,000 to 25,000,000.	FOR □	AGAINST □	ABSTAIN □
PROPOSAL II: An amendment to our Articles of Incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 2,000,000.	FOR □	AGAINST □	ABSTAIN □
PROPOSAL III: The adjournment of the Special Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals I or II.	FOR □	AGAINST □	ABSTAIN □

IN THEIR DISCRETION THE BOARD OF DIRECTORS IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Special Meeting or any adjournments thereof.

NOTE:  When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title.  If shareholder is a corporation, please sign in full corporate name by president or other authorized officer.  If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from FPB, prior to the execution of the Proxy, a Notice of the Special Meeting and a Proxy Statement dated September 7, 2009.

No. of Common Shares Voting: ______________                                                                     Signature:  ____________________________________________

Signature if held jointly: _________________________________
ADDRESS LABEL
Date: ________________________________________________

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.